State Street Institutional Investment Trust

SUPPLEMENT DATED JANUARY 9, 2014

TO

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2013

STATE STREET EQUITY 500 INDEX FUND

Administrative Shares (STFAX)

Class R Shares

Service Shares (STBIX)

STATE STREET EQUITY 400 INDEX FUND

STATE STREET EQUITY 2000 INDEX FUND

STATE STREET AGGREGATE BOND INDEX FUND

STATE STREET INSTITUTIONAL LIMITED DURATION BOND FUND

STATE STREET INSTITUTIONAL LIQUID RESERVES FUND

Institutional Class (SSIXX)

Investment Class (SSVXX)

Service Class (LRSXX)

M Class Shares

STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND

Institutional Class (GVMXX)

Investment Class (GVVXX)

Service Class (GVSXX)

STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND

Institutional Class (SSTXX)

Investment Class (TFVXX)

Service Class (TASXX)

STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND

Institutional Class (TRIXX)

Investment Class (TRVXX)

Service Class (TYSXX)

STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND

Institutional Class (TPIXX)

Investment Class (TPVXX)

Service Class (TPSXX)

The following replaces the section of the SAI titled “Capital Stock and Other Securities.”

DECLARATIONS OF TRUST, CAPITAL STOCK AND OTHER INFORMATION

Capitalization

Under the Declaration of Trust, the Trustees are authorized to issue an unlimited number of shares of each Fund. Upon liquidation or dissolution of a Fund, investors are entitled to share pro rata in the Fund’s net assets available for distribution to its investors. Investments in a Fund have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in a Fund may not be transferred.

Declarations of Trust

The Declarations of Trust of the Trust and the Master Trust provide that the Trusts may redeem shares of a Fund at the redemption price that would apply if the share redemption were initiated by a shareholder. It is the policy of the Trusts that, except upon such conditions as may from time to time be set forth in the then current prospectus of the Trusts or to facilitate a Trust’s or a Fund’s compliance with applicable law or regulation, a Trust would not initiate a redemption of shares unless it were to determine that failing to do so may have a substantial adverse consequence for a Fund or the Trust.

The Declarations of Trust of the Trust and the Master Trust provide that a Trustee who is not an “interested person” (as defined in the 1940 Act) of a Trust will be deemed independent and disinterested with respect to any demand made in connection with a derivative action or proceeding. It is the policy of the Trusts that it will not assert that provision to preclude a shareholder from claiming that a trustee is not independent or disinterested with respect to any demand made in connection with a derivative action or proceeding; provided, however, that the foregoing policy will not prevent the Trusts from asserting applicable law (including Section 2B of Chapter 182 of the Massachusetts General Laws) to preclude a shareholder from claiming that a trustee is not independent or disinterested with respect to any demand made in connection with a derivative action or proceeding.

The Trusts will not deviate from the foregoing policies in a manner that adversely affects the rights of shareholders of a Fund without the approval of “a vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund.

Voting

Each investor is entitled to a vote in proportion to the number of Fund shares it owns. Shares do not have cumulative voting rights, and investors holding more than 50% of the aggregate outstanding shares in the Trust may elect all of the Trustees if they choose to do so. The Trust is not required and has no current intention to hold annual meetings of investors but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

Massachusetts Business Trust

Under Massachusetts law, shareholders in a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification out of the property of the applicable series of the Trust for any loss to which the shareholder may become subject by reason of being or having been a shareholder of that series and for reimbursement of the shareholder for all expense arising from such liability. Thus the risk of a shareholder incurring financial loss on account of shareholder liability should be limited to circumstances in which the series would be unable to meet its obligations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE